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                                   BB&T FUNDS

                     SUPPLEMENT DATED SEPTEMBER 10, 2003 TO
          THE INSTITUTIONAL SHARES PROSPECTUS DATED FEBRUARY 1, 2003,
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                DATED FEBRUARY 1, 2003, AS AMENDED MARCH 6, 2003
                                      AND
                      STATEMENT OF ADDITIONAL INFORMATION
                DATED FEBRUARY 1, 2003, AS AMENDED JUNE 2, 2003


The Board of Trustees of the BB&T Funds has approved the liquidation and termination of the BB&T Balanced Fund (the "Fund"). Accordingly, the assets of the Fund will be liquidated on such date as determined by the officers of the Fund but in no event sooner than 30 days from the date of this supplement. After paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, the Fund will distribute to its shareholders their pro rata share of the proceeds.

As of the date of this supplement, the Fund will be closed to all purchases and exchanges into the Fund. In addition, shareholders will no longer be able to invest in the Fund through the Automatic Investment Plan.


SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

                                                                 FUP-TRRTL5 9/03